                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            BTU International, Inc.
                (Name of Registrant as Specified In Its Charter)

                            BTU International, Inc.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11:

   4) Proposed maximum aggregate value of transaction:

   Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                            BTU INTERNATIONAL, INC.
                                23 ESQUIRE ROAD
                 NORTH BILLERICA, MASSACHUSETTS 01862-2596, USA

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1995

                            ------------------------

     Notice is hereby given that the Annual Meeting of Stockholders of BTU International, Inc. will be held at the offices of the Company, 23 Esquire Road, North Billerica, Massachusetts, at 10:00 A.M. on Friday, May 19, 1995 for the following purposes:

     1.  To elect four directors to serve for the ensuing year.

     2. To transact any other business that may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on March 27, 1995 are entitled to notice of and to vote at the meeting.

     If you are unable to be present personally, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.

                                            By Order of the Board of Directors

                                            JOHN E. BEARD
                                            Secretary

April 3, 1995

                        ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 19, 1995

                                ---------------

                                PROXY STATEMENT

                                ---------------


     The enclosed proxy is solicited on behalf of the Board of Directors of BTU International, Inc. ("BTU" or the "Company") to be voted at the Annual Meeting of Stockholders to be held on May 19, 1995 or at any adjournment thereof. The cost of solicitation of proxies will be borne by BTU. Directors, officers and employees of BTU may also solicit proxies by telephone, telegraph or personal interview. BTU will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares.

     Only stockholders of record at the close of business on March 27, 1995 are entitled to notice and to vote at the meeting. There were 6,917,985 shares outstanding on that date, each of which is entitled to one vote.

     Shares represented by proxies in the form enclosed, if properly executed and returned and not revoked, will be voted as specified, but where no specification is made, the shares will be voted to fix the number of directors at four and for the election as directors of the nominees named below. To be voted, proxies must be filed with the Secretary prior to voting. Proxies may be revoked at any time before exercise by filing a notice of such revocation with the Secretary.

     The holders of a majority of the issued and outstanding shares of Common Stock, present in person or represented by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. Directors shall be elected by a plurality of the votes cast at the meeting for the election of directors. An abstention from voting and a broker non-vote will have no effect on the outcome.

     The Annual Report to Stockholders for BTU's fiscal year ended December 31, 1994 has been mailed with this proxy statement. This proxy statement and the enclosed proxy were mailed to stockholders on the same date as the date of the Notice of Annual Meeting. The principal executive offices of BTU are located at 23 Esquire Road, North Billerica, Massachusetts 01862-2596.

                           1.  ELECTION OF DIRECTORS

     The persons named in the enclosed proxy intend to vote each share as to which a proxy has been properly executed and returned and not revoked to fix the number of directors at four and in favor of the election as directors of the four nominees named below, all of whom are now directors of BTU, unless authority to vote for the election of any or all of such nominees is withheld by marking the proxy to that effect.

     The persons elected as directors will serve until the next Annual Meeting of Stockholders and until their successors are elected and shall qualify. It is expected that each of the nominees will be able to serve, but if any nominee is unable to serve, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees or to fix the number of directors at a lesser number.

                                           BUSINESS EXPERIENCES AND                    DIRECTOR
             NAME                           CURRENT DIRECTORSHIPS              AGE      SINCE
             ----                          ------------------------            ---     --------
Paul J. van der Wansem...........  President, Chief Executive Officer and      55        1979
                                   Chairman of the Board of Directors of
                                   the Company

Alexander V. d'Arbeloff..........  Director of the Company; President,         67        1984
                                   Chief Executive Officer and Chairman of
                                   the Board of Directors of Teradyne,
                                   Inc., a manufacturer of semiconductor
                                   test equipment; Director, Stratus
                                   Computer, Inc., a computer manufacturer
                                   (1)(2)

David A.B. Brown.................  Director of the Company; President of       51        1989
                                   The Windsor Group, Inc., a management
                                   consulting firm of which he is
                                   co-founder; Director, The Western
                                   Company of North America, Inc., an oil
                                   field service company (1)(2)

J. Chuan Chu.....................  Director of the Company; Chairman of        75        1991
                                   Columbia International Corporation, an
                                   engineering firm; Senior Advisor, Office
                                   of the President of SRI International,
                                   an international consulting firm;
                                   Director, Interproject Corp., an
                                   international construction and trading
                                   company; Senior Research Professor,
                                   Development Research Center, State
                                   Council, China (1)(2)

---------------
(1)     Member of Audit Committee

(2)     Member of Stock Option and Compensation Committee.

        During 1994, the Board of Directors held five meetings. Three of the directors attended 100% of the Board and relevant committee meetings during 1994 while one of the directors, Mr. d'Arbeloff, attended 50% of the same meetings. Each director who is not an officer or employee of the Company is entitled to receive $5,000 annually, plus $750 for each directors meeting attended and
$500 for each committee meeting attended independent of a directors meeting.

        On May 19, 1994, Mr. Brown, Mr. d'Arbeloff and Mr. Chu were each granted options to purchase 1,500 shares of Common Stock under the Company's 1989 Stock Option Plan for Directors, each at an exercise price of $2.00 per share. The plan provides for a grant of options to purchase 500 shares of Common Stock on April 30 of each year. Therefore, in each case described above, the grant of options to purchase 500 shares of Common Stock was treated as if it were granted on April 30, 1992, the grant of options to purchase an additional 500 shares of Common Stock was treated as if it were granted on April 30, 1993 and the grant of options to purchase the final 500 shares of Common Stock was treated as if it were granted on April 30, 1994. As a result, for each of Mr.
Brown, Mr. d'Arbeloff and Mr. Chu, options to purchase 525 shares are exercisable immediately, options to purchase 500 shares are exercisable on April 30, 1995, options to purchase 325 shares are exercisable on April 30, 1996 and options to purchase 150 shares are exercisable on April 30, 1997.

        The Audit Committee, composed of Alexander V. d'Arbeloff, J. Chuan Chu and David A.B. Brown, held two meetings during 1994.
The Committee recommends to the Board of Directors the independent public accountants to be engaged by the Company; reviews with the independent public accountants and management the Company's internal accounting procedures and controls; and reviews with the independent public accountants the scope and results of the auditing engagement.

        The Stock Option and Compensation Committee, composed of Alexander V. d'Arbeloff, J. Chuan Chu and David A.B. Brown,
administers the Company's stock option and compensation plans and provides recommendations to the Board regarding compensation matters. The Committee held one meeting during 1994.

     The Company has no nominating committee.

COMPLIANCE UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its officers and any persons holding more than ten percent of the Company's Common Stock are required to report to the Securities and Exchange Commission holdings and transactions in the Common Stock. Specific due dates for these reports have been established, and the Company is required to report in this proxy statement any failure during 1994 to file by these dates. The Company's directors, officers and ten percent holders satisfied all of these filing requirements for 1994. In making these statements, the Company has relied on the written representations of its directors, officers and ten percent holders and copies of the reports that they have filed with the Commission and the Company.

BENEFICIAL OWNERSHIP OF SHARES

     The following table sets forth certain information regarding beneficial ownership as of February 28, 1995 of the Company's Common Stock (i) by each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) by each of the Company's directors and nominees, (iii) by each executive officer of the Company and (iv) by all directors and executive officers of the Company as a group.

                                                                  COMMON STOCK
                                                             BENEFICIALLY OWNED (1)
                                                            -------------------------
                                                             NUMBER
                                                               OF         PERCENT OF
                 DIRECTORS AND EXECUTIVE OFFICERS            SHARES      COMMON STOCK
        --------------------------------------------------  --------     ------------
        Paul J. van der Wansem(2).........................  1,913,250       27.0%
        Alexander V. d'Arbeloff...........................     31,875        *
        David A.B. Brown..................................      3,375        *
        J. Chuan Chu......................................      2,875        *
        David H. Barry(3).................................     56,050        *
        Thomas P. Kealy(3)................................     19,230        *
        All directors and executive officers
          as a group (6 persons)(4).......................  2,026,655       28.6%
        FMR Corp.(5)......................................    616,470        8.7%
          82 Devonshire Street
          Boston, MA 02109

---------------
  * Less than one percent

(1)  Except as otherwise noted, each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him or it.

(2)  Includes 190,000 shares of Common Stock held by trusts, of which Mr. van der Wansem is a trustee, for the benefit of certain members of Mr. van der Wansem's family. Excludes from the Common Stock number the 40,000 shares of Class AA Preferred Stock
     (16.7% of the class) owned by Mr. van der Wansem and his sister which is convertible into a like number of shares of Common
     Stock. Includes 37,250 shares, which are as a result of options which are exercisable within 60 days of the record date.

(3)  Includes 43,150 shares for Mr. Barry and 18,250 for Mr. Kealy which are a result of options exercisable within 60 days of the record date.

(4)  Includes 106,225 shares which are as a result of options which are exercisable within 60 days of the record date.

(5)  According to information filed with the Securities and Exchange Commission in a Schedule 13D and an amendment thereto, FMR
     Corp., through Fidelity Management and Research Company and Fidelity Venture Associates, Inc., its wholly-owned subsidiaries, owns the shares reported. FMR Corp. has sole


    dispositive power with respect to all of the shares, while Fidelity Management and Research Company has sole voting power of 527,200 shares, and Fidelity Ventures Associates, Inc. has sole voting power of 89,270 shares.

EXECUTIVE COMPENSATION

     The following table sets forth information with respect to compensation paid to or accrued on behalf of the persons who on December 31, 1994 were the chief executive officer and the two other most highly paid executive officers of the Company (the "Named Executive Officers") for services to the Company for the years 1992, 1993 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                               ANNUAL       COMPENSATION
                                                             COMPENSATION     AWARDS          ALL OTHER
     NAME AND PRINCIPAL POSITION            YEAR    SALARY      BONUS       OPTIONS(1)     COMPENSATION(2)
     ---------------------------            ----    ------   ------------   ------------   ---------------
Paul J. van der Wansem..................    1994   $237,554   $ 123,936      15,000        $7,250
  Chairman and Chief Executive Officer      1993   $213,423       --           --          $8,293
                                            1992   $246,594       --           --          $8,675

David H. Barry..........................    1994   $117,526   $  42,144       8,000        $1,875
  Vice President and General Manager        1993   $105,280       --           --          $1,701
                                            1992   $116,483       --           --          $1,870

Thomas P. Kealy.........................    1994   $ 89,284   $  19,560       4,000        $1,415
  Vice President, Corporate                 1993   $ 84,901       --           --          $1,331
  Controller and Chief Accounting Officer   1992   $ 96,460       --           --          $1,407

---------------
(1) Amounts shown are numbers of shares of Common Stock covered by options granted.

(2) Consists of Company contributions to the 401(k) plan and, in the case of Mr. van der Wansem, a
    Company payment of $5,000 for term life insurance.

        The table below sets forth information with respect to option grants to Named Executive Officers for fiscal year 1994.


                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF STOCK
                                                                                       PRICE APPRECIATION FOR
                                              INDIVIDUAL GRANTS                            OPTION TERM
                          ----------------------------------------------------------   ----------------------
           (a)                (b)             (c)            (d)            (e)            (f)           (g)
                           NUMBER OF       % OF TOTAL
                           SECURITIES     OPTIONS/SARS
                           UNDERLYING      GRANTED TO
                          OPTIONS/SARS     EMPLOYEES      EXERCISE OR
                             GRANTED        IN FISCAL      BASE PRICE     EXPIRATION
         NAME                 (#)             YEAR          ($/SH)          DATE          5%($)        10%($)
         ----             ------------    ------------    -----------     ----------      -----        ------
Paul van der Wansem....      15,000           14.6%          $2.00         05/19/99     $38,288.44    $48,315.29
David H. Barry.........       8,000            7.8%          $2.00         05/19/99     $20,420.50    $25,768.15
Thomas P. Kealy........       4,000            3.9%          $2.00         05/19/99     $10,210.25    $12,884.07

     The table below sets forth information with respect to the aggregate value at year end of options held by the Named Executive Officers.

                         AGGREGATED OPTION EXERCISES IN
                    LAST FISCAL YEAR AND FY-END OPTION VALUE


                                                      NUMBER OF SECURITIES                  VALUE OF
                                                     UNDERLYING UNEXERCISED          UNEXERCISED IN-THE-MONEY
                                                          OPTIONS AT                       OPTIONS AT
                                                       DECEMBER 31, 1994                DECEMBER 31, 1994
                      NAME                          EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
                      ----                          -------------------------       -------------------------
Paul J. van der Wansem...........................    37,250/9,750                       $106,500/$41,250
David H. Barry...................................    43,150/5,200                       $135,056/$22,000
Thomas P. Kealy..................................    18,250/2,600                       $ 56,869/$11,000

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee has submitted the following report:

     After the Company incurred operating losses in 1990 and 1991, management adopted a temporary salary reduction program pursuant to which all executive officers (as well as a number of other salaried employees) accepted salary reductions in amounts that increased, as a percentage of salary, as salaries increased. Salary levels were restored in two increments beginning September 26, 1993. Salaries were fully restored during 1994.

     During 1994 the Compensation Committee adopted a Management Incentive Compensation Plan pursuant to which cash bonuses were to be paid to executives of the Company based on achievement of levels of earnings per share. In the 1994 plan, no award was to be payable if earnings per share amounted to less than $.30. At $.30, 50% of target bonus was payable; at $.37, 100% of target bonus was payable; at $.44, 150% of target bonus was payable. "Target bonus" for the three participants in the Plan amounted to 60% of base salary for Paul van der Wansem, President and Chief Executive Officer, 40% of base salary for David Barry, Vice President and General Manager and 25% percent of base salary for Thomas Kealy, Chief Financial Officer. Operating results in the 1994 resulted in the payment pursuant to this Plan of 86% of target bonus based on earnings per share of $.35.

     In February 1995, the Compensation Committee established the 1995 Management Incentive Compensation Plan. The Plan was broadened to include six additional individuals.

     Target bonuses for the three officers of the Company, Mr. van der Wansem, Mr. Barry, and Mr. Kealy, expressed as a percentage of salary, are the same as the 1994 Plan.

     The 1995 Plan contains higher earnings per share threshold than the 1994 Plan but otherwise operates on the same principles as the 1994 Plan.

     The Company has an Incentive Profit Sharing Plan for all eligible employees. The persons paid out of the 1995 Management Incentive Plan are not eligible to participate in the Company-wide profit sharing plan.

                                            David A.B. Brown, Chairman
                                            Alexander D. d'Arbeloff
                                            S. Chuan Chu

COMPARATIVE STOCK PERFORMANCE

     The following graph shows the cumulative total return on BTU Common Stock since January 1, 1990 compared to the Standard & Poor's 500 index, the Standard & Poor's High Tech Composite Index and the Standard & Poor's Capital Goods Index. The Company has selected the Standard & Poor's High Tech Composite Index to replace the Standard & Poor's Capital Goods Index because the former appears to be a more accessible index which better reflects the Company's business than the Capital Goods Index. However the Company has included both indexes in its 1994 performance graph. Historical stock price performance is not necessarily indicative of future performance.


                             [Paste Up Graph Here]
--------------------------------------------------------------------------------
                         Dec-89   Dec-90   Dec-91   Dec-92   Dec-93   Dec-94
--------------------------------------------------------------------------------
BTU International Inc.      100       29       22       36       47      106
S&P 500                     100       97      126      136      150      152
S&P Capital Goods           100       96      115      119      136      147
S&P High Tech Composite     100      102      116      121      149      174
--------------------------------------------------------------------------------

AUDIT MATTERS

     Arthur Andersen & Co. has been selected to examine the financial statements of the Company for the year ended December 31, 1995, and to report the results of their examination.

     A representative of Arthur Andersen & Co. is expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement and to respond to appropriate questions from stockholders.

STOCKHOLDER PROPOSALS

     Proposals of stockholders submitted for consideration at the Annual Meeting of Stockholders in 1996 must be received by the Company no later than December 5, 1995.

OTHER BUSINESS

     The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

FORM 10-K

     A COPY OF BTU'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE (EXCEPT FOR A REASONABLE CHARGE FOR FURNISHING EXHIBITS) BY WRITING TO: OFFICE OF INVESTOR RELATIONS, BTU INTERNATIONAL, INC., 23 ESQUIRE ROAD, NORTH BILLERICA, MASSACHUSETTS 01862-2596.

                   ANNUAL MEETING OF BTU INTERNATIONAL, INC.

                                 MAY 19, 1995
P
R            The undersigned hereby constitutes and appoints Paul J. van der
O      Wansem and Thomas P. Kealy, or either of them with power of substitution
X      to each, proxies to vote and act at the Annual Meeting of Stockholders
Y on May 19, 1995 at 10:00 a.m., and at any adjournments thereof, upon and with respect to the number of shares of Common Stock of the Company as to which the undersigned may be entitled to vote or act. The undersigned instructs such proxies, or their substitutes, to vote in such manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the following as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted IN FAVOR of all nominees for director, and in the discretion of the named proxies as to any other matter that may come before this meeting or any adjournments thereof.

            CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
                                                                  SIDE


/X/  Please mark
     votes as in
     this example

PLEASE DO NOT FOLD THIS PROXY

1. To fix the number of Directors for the ensuing year at (4) and to elect the following (4) Directors.

Nominees:  Paul J. van der Wansem, Alexander V.
d'Arbeloff, David A.B. Brown and J. Chuan Chu.

      FOR                  WITHHELD
      ALL                  FROM ALL
    NOMINEES               NOMINEES
      / /                    / /


--------------------------------------
For all nominees except as noted above








Please sign exactly as name(s) appear hereon.  When signing as           Signature ____________________________ Date ____________
attorney, executor, administrator, trustee, or guardian, please sign     Signature ____________________________ Date ____________
your full title as such.  Each joint owner should sign.
